Exhibit 99.1

Presentation Title in Title Case Presentation subtitle in sentence case Presenter Name Event name xx Month 201x © 201X Virtu Financial. All rights reserved. Not to be reproduced or retransmitted without permission. Compliance #XXXX - XXXX Visualization of Virtu Rule 605 Reports © 2025 Virtu Financial. All rights reserved.

2 Virtu Rule 605 Executed Shares (Daily Average Per Month) - 200M 400M 600M 800M 1,000M 1,200M 1,400M 2018_01 2018_03 2018_05 2018_07 2018_09 2018_11 2019_01 2019_03 2019_05 2019_07 2019_09 2019_11 2020_01 2020_03 2020_05 2020_07 2020_09 2020_11 2021_01 2021_03 2021_05 2021_07 2021_09 2021_11 2022_01 2022_03 2022_05 2022_07 2022_09 2022_11 2023_01 2023_03 2023_05 2023_07 2023_09 2023_11 2024_01 2024_03 2024_05 2024_07 2024_09 2024_11 2025_01 Note: Virtu 605 data for January 2018 thru February 2025; includes all Rule 605 order types.

# Disclaimer

**Cautionary Statement Regarding Forward Looking Statements**

This presentation may contain "forward-looking statements" made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Statements regarding Virtu Financial, Inc.'s ("Virtu's", the "Company's" or "our") business that are not historical facts are forward-looking statements. Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by which, such performance or results will be achieved. The Company assumes no obligation to update forward-looking statements to reflect actual results, changes in assumptions or changes in other factors affecting forward-looking information, and if the Company does update one or more forward-looking statements, no inference should be drawn that the Company will make additional updates with respect thereto or with respect to other forward-looking statements. Forward-looking statements are based on information available at the time and/or management's good faith belief with respect to future events, and is subject to risks and uncertainties, some or all of which are not predictable or within Virtu's control, that could cause actual performance or results to differ materially from those expressed in the statements. Those risks and uncertainties include, without limitation: fluctuations in trading volume and volatilities in the markets in which we operate; the ability of our trading counterparties, clients and various clearing houses to perform their obligations to us; the performance and reliability of our customized trading platform; the risk of material trading losses from our market making activities; swings in valuations in securities or other instruments in which we hold positions; increasing competition and consolidation in our industry; the risk that cash flow from our operations and other available sources of liquidity will not be sufficient to fund our various ongoing obligations, including operating expenses, short term funding requirements, margin requirements, capital expenditures, debt service and dividend payments; potential consequences of SEC proposals under the prior administration focused on equity markets which may, if adopted, result in reduced overall and off-exchange trading volumes and market making opportunities, impose additional or heightened regulatory obligations on market makers and other market participants, and generally increase the implicit and explicit cost as well as the complexity of the U.S. equities eco-system for all participants; regulatory and legal uncertainties and other potential changes associated with our industry, particularly in light of increased attention from media, regulators and lawmakers to market structure and related issues including but not limited to the retail trading environment, wholesale market making and off exchange trading more generally and payment for order flow arrangements; potential adverse results from legal or regulatory proceedings; our ability to remain technologically competitive and to ensure that the technology we utilize is not vulnerable to security risks, hacking and cyber-attacks; risks associated with third party software and technology infrastructure. For a discussion of the risks and uncertainties which could cause actual results to differ from those contained in forward-looking statements, see Virtu's Securities and Exchange Commission filings, including but not limited to Virtu's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the SEC.

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